UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 10, 2022

NUTEX HEALTH INC.

(formerly Clinigence Holdings, Inc.)

(Exact name of registrant as specified in its charter)

Delaware	000-53862	11-3363609
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

6030 S. Rice Ave, Suite C, Houston, Texas 77081

(Address of principal executive offices) (zip code)

With Copies to:

2455 East Sunrise Blvd., Suite 1204, Fort Lauderdale, FL 33304

(954) 449-4703

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Precommencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Precommencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	NUTX	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Retirement of Chief Financial Officer

On June 10, 2022, Nutex Health Inc. (the “Company”) announced that Michael Bowen will retire as Chief Financial Officer of the Company.  In connection with Mr. Bowen’s retirement, the Company, on June 8, 2022, entered into an Employment and Transition Agreement with Mr. Bowen setting forth the terms of his separation from service with the Company (the “Transition Agreement”).

The Transition Agreement provides for Mr. Bowen to continue to serve as the Company’s CFO until the date his successor to the position of CFO of the Company commences employment with the Company (the “Succession Date”) and, thereafter, to remain employed with the Company for the purpose of providing transition services for an additional twelve (12) months (the “Planned Separation Date”).

In exchange for his covenants and releases under the terms of the Transition Agreement Mr. Bowen will continue to receive his current full-time base salary of $225,000 annually and benefits until the Planned Separation Date. Additionally, all of Mr. Bowen’s Options and RSUs that are vested at the Planned Separation Date shall continue to be governed by the terms and conditions of the applicable Company’s incentive awards.

The foregoing description of the Transition Agreement is not complete and is qualified by reference to the full text of the agreement, a copy of which is filed herewith as Exhibit 10.1.

Mr. Bowen’s retirement was not because of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices, including accounting principles and practices.

Appointment of Chief Financial Officer

On June 10, 2022, the Company announced the appointment of Jon Bates, age 52, as the Company’s Chief Financial Officer, effective on June 30, 2022 (the “Commencement Date”). Prior to joining the Company, since 2006, Mr. Bates served as Vice President of Accounting/Corporate Controller at U.S. Physical Therapy, Inc., (NYSE: USPH), one of the largest publicly traded, pure-play national operators of outpatient physical therapy clinics and provider of industrial injury prevention services.

Before joining USPH, Mr. Bates served as Chief Financial Officer and Chief Accounting Officer at Commerciant, L.P., Chief Accounting Officer/Corporate Controller at National Alarm Technologies LLC, Assistant Corporate Controller at American Residential Services, Inc., and a Senior Auditor at Arthur Andersen LLP. His areas of expertise include strategic financial planning, risk assessment & evaluation, Internal Audit/SOX reporting, valuation and deal acquisition, and many more. Mr. Bates is a Certified Public Accountant, holds a BBA from University of Texas at Austin and also received his MBA from University of Houston. The Company believes that Mr. Bates extensive knowledge of Finance and Accounting, in combination with his experience with public financial reporting with the SEC, makes him a valuable Chief Financial Officer.

In connection with his appointment as the Company’s Chief Financial Officer, on June 8, 2022, the Company entered into a two (2) year employment agreement with Mr. Bates (the “Bates Agreement”) pursuant to which Mr. Bates is entitled to receive a base annual salary of $300,000, subject to annual review by the Company’s CEO and Board of Directors. The employment agreement contains automatic one-year extensions at the end of each term unless 60-day advance notice of non-extension is delivered by either party.

In the event the Company (or its successor) terminates Mr. Bates employment without cause or Mr. Bates resigns for good reason, severance benefits would be twelve months of base salary and a cash subsidy for group medical, dental and vision programs for twelve months. No severance is payable under the Bates Agreements if Mr. Bates employment is terminated by the Company for cause (as defined in the Bates Agreement), Mr. Bates resigns without good reason (as defined in the Bates Agreement) or is unable to perform due to death or disability. Mr. Bates is entitled to receive payment of all salary and benefits accrued up to the termination date of his employment upon any termination of employment, unpaid expense reimbursements, and accrued but unused paid time off within thirty (30) days.

Mr. Bates will also be eligible to receive an annual cash bonus (the “Annual Bonus”) in an amount of up to forty percent (40%) of his Base Salary. The amount of the Annual Bonus will be recommended by the CEO at his discretion and approved by the Company Board of Directors.

Mr. Bates shall be eligible to participate in the Company’s long-term incentive plan that may be available to similarly positioned executives and Mr. Bates will initially receive 20,000 restricted stock units (RSUs) upon the Commencement Date. The RSUs shall vest 1/3 at each of the first three anniversary dates of the Commencement Date.

The foregoing description of the Bates Agreement is not complete and is qualified in its entirety by the full text of the Bates Agreement, a copy of which is filed herewith as Exhibit 10.2 and incorporated herein by reference.

There are no other arrangements or understandings between Mr. Bates and any other persons pursuant to which Mr. Bates was named Chief Financial Officer. Mr. Bates does not have any family relationship with any of the Company’s directors or executive officers or any persons nominated or chosen by the Company to be a director or executive officer. Mr. Bates does not have any direct or indirect interest in any transaction or proposed transaction required to be reported under Item 404(a) of Regulation S-K.

Item 7.01 Regulation FD Disclosure.

A copy of the Company’s press release announcing Mr. Bowen’s retirement and Mr. Bates’ appointment is furnished with this Current Report on Form 8-K as Exhibit 99.1.

The information in this Item 7.01 (including Exhibit 99.1) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Employment and Transition Agreement, dated as of June 8, 2022, between the Company and Michael Bowen
10.2	Employment Agreement, dated as of June 8, 2022, between the Company and Jon Bates.
99.1	Press release dated June 10, 2022.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Nutex Health Inc.
Date: June 10, 2022
By: /s/ Thomas T. Vo
Thomas T. Vo
Chief Executive Officer

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